MARKETING AGREEMENT

THIS MARKETING AGREEMENT (this "Agreement"), dated as of Wednesday, March 21, 2012, is between View Systems, Inc. (the "Company") and Jerry W. Miller ("Consultant").

Recitals

View Systems, Inc. wishes to engage Consultant to provide his advice, information, judgment and knowledge with respect to services to the Company and Consultant has agreed to provide such services on an exclusive basis to View Systems, Inc. upon the terms and conditions hereinafter set out.

NOW IT IS HEREBY AGREED by and between the parties hereto as follows:

1. The Services. In consideration of the shares issuable to Consultant pursuant to the terms and conditions hereinafter contained, Consultant hereby agrees that it will provide to Company the services set forth in Section 2 hereof (such services being hereinafter collectively called the "Services").

2. Scope of the Services. Consultant will act as marketing consultant to Company. Consultant will:

(A) together with the assistance of other professional advisers of Consultant, provide Company with assistance in strategic marketing strategies and implementation of same;

(B) regularly report on the status of the services and effect to the Company the Consultant is providing to Company;

(C) implementation of the agreed to by the Company marketing plan as it relates to the Company's future objectives.

3. Basis of Remuneration.

(A) Company will issue Three million (3,000,000) free-trading shares of View Systems, Inc. (OTC.BB VSYM) for services rendered through June 30, 2012. JM

(B) Consultant will be compensated by the Company on a monthly basis for services rendered thereafter until the Consultant Agreement is terminated as set forth in Paragraph 7. Compensation will be Ten Thousand Dollars ($10,000) per month for the initial three month period.

4. Undertakings and Acknowledgement.

(A) Each party agrees that any advice, written or oral, provided by Consultant to Company and any information, written or oral, provided by Company to Consultant pursuant to this Agreement, will be solely for the purpose of and in connection with the Services and is not to be used, circulated, quoted, or otherwise referred to or publicly filed or disclosed for any other purpose, except in each case with the provider's prior written consent.

(B) Consultant shall comply with any applicable legal or regulatory requirements.

5. Confidentiality. Consultant undertakes to keep confidential ay information which is provided to it by Company and which is not publicly available and not to disclose such information to third parties, otherwise than in accordance with the Company's prior written instructions. Consultant agrees not to use any information which is provided to it by Company other than in connection with Consultant's performance of the Services unless expressly authorized in writing by Company.

6. Indemnity. Company shall assist Consultant in defending against all claims, actions, proceedings, investigations, demands, judgments and awards (together "Claims") which may be instituted, made, threatened or alleged against or otherwise involve Consultant, and against all losses, liabilities, damages, costs, charges and expenses (together "Losses") which may be suffered or incurred by Consultant, in connection with or arising out of the Services rendered

or duties performed by Consultant under this Agreement except where the Claims and Losses have arisen as a result of gross negligence or willful misconduct of Consultant or of Consultant's professional advisors or agents.

7. Term.

(A) Unless otherwise notified in writing (or via email or verbal communication), this agreement will be continued on a "as is" basis month to month. The agreement maybe modified as to remuneration by either party as long as both parties agree in writing (or email) upon giving of not less than thirty (30) days.

(B) In the event there is a final sale of the Company, this agreement shall be terminated immediately.

8. Entire Agreement. With respect to its subject matter, this Agreement constitutes the entire understanding of the parties superseding all prior arrangements, understandings, negotiations and discussions between them whether written or oral, and there are no other understandings, representations, warranties or commitments with respect thereto.

IN WITNESS WHEREOF, the parties execute this Agreement. Each person who signs this Agreement below represents that such person is fully authorized to sign this Agreement on behalf of the applicable party. The parties have set their hands and seal as of the date written above.

View Systems, Inc.

By: G Than

Gunther Than, CEO

CONSULTANT

By: __________

Jerry W. Miller

MARKETING AGREEMENT

THIS MARKETING AGREEMENT (this "Agreement"), dated as of JANUARY 2013, is between View Systems, Inc. (the "Company") and Jerry W. Miller ("Consultant").

Recitals

View Systems, Inc. wishes to engage Consultant to provide his advice, information, judgment and knowledge with respect to marketing services to the Company and Consultant has agreed to provide such services on an exclusive basis to View Systems, Inc. upon the terms and conditions hereinafter set out.

NOW IT IS HEREBY AGREED by and between the parties hereto as follows:

1. The Services. In consideration of the shares issuable to Consultant pursuant to the terms and conditions hereinafter contained, Consultant hereby agrees that it will provide to Company the services set forth in Section 2 hereof (such services being hereinafter collectively called the "Services").

2. Scope of the Services. Consultant will act as marketing consultant to Company. Consultant will:

(A) together with the assistance of other professional advisers of Consultant, provide Company with assistance in strategic marketing strategies and implementation of same;

(B) regularly report on the status of the services and effect to the Company the Consultant is providing to Company;

(C) Implementation of the agreed to by the Company marketing plan as it relates to the Company's future objectives.

3. Basis of Remuneration.

(A) Company will issue three million (3,000,000) free-trading shares of View Systems, Inc. (OTC.BB VSYM), upon acceptance of this agreement, for services rendered THROUGH OUT 2013.

4. Undertakings and Acknowledgement.

(A) Each party agrees that any advice, written or oral, provided by Consultant to Company and any information, written or oral, provided by Company to Consultant pursuant to this Agreement, will be solely for the purpose of and in connection with the Services and is not to be used, circulated, quoted, or otherwise referred to or publicly filed or disclosed for any other purpose, except in each case with the provider's prior written consent.

(B) Consultant shall comply with any applicable legal or regulatory requirements.

5. Confidentiality. Consultant undertakes to keep confidential ay information which is provided to it by Company and which is not publicly available and not to disclose such information to third parties, otherwise than in accordance with the Company's prior written instructions. Consultant agrees not to use any information which is provided to it by Company other than in connection with Consultant's performance of the Services unless expressly authorized in writing by Company.

6. Indemnity. Company shall assist Consultant in defending against all claims, actions, proceedings, investigations, demands, judgments and awards (together "Claims") which may be instituted, made, threatened or alleged against or otherwise involve Consultant, and against all losses, liabilities, damages, costs, charges and expenses (together "Losses") which may be suffered or incurred by Consultant, in connection with or arising out of the Services rendered or duties performed by Consultant under this Agreement except where the Claims and Losses have arisen as a result of gross negligence or willful misconduct of Consultant or of Consultant's professional advisors or agents.

7. Term.

Unless otherwise notified in writing (or via email or verbal communication), this agreement will be continued on a "as is" basis month to month. The agreement maybe modified as to number of shares per month by either party as long as both parties agree in writing (or email) upon giving of not less than thirty (30) days.

8. Entire Agreement. With respect to its subject matter, this Agreement constitutes the entire understanding of the parties superseding all prior arrangements, understandings, negotiations and discussions between them whether written or oral, and there are no other understandings, representations, warranties or commitments with respect thereto.

IN WITNESS WHEREOF, the parties execute this Agreement. Each person who signs this Agreement below represents that such person is fully authorized to sign this Agreement on behalf of the applicable party. The parties have set their hands and seal as of the date written above.

View Systems, Inc.

By: G Than

Gunther Than, CEO

CONSULTANT

By: ____________________

Jerry W. Miller